UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 19, 2010
BANK OF COMMERCE HOLDINGS
(Exact name of Registrant as specified in its charter)

California	0-25135	94-2823865

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1951 Churn Creek Road Redding, California (Address of principal executive offices)		96002 (Zip Code)
Registrant’s telephone number, including area code: (530) 224-3333
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. May 18, 2010: 16,991,495

Item 5.07 Submission of Matters to a Vote of Security Holders
Bank of Commerce Holdings parent company of Redding Bank of Commerce and Bank of Commerce Mortgage reports actions approved at their annual Shareholders Meeting held May 18, 2010.
The count of shares represented in person or proxy were 11,288,884 or 70.9% of the outstanding voting shares of the Company. Therefore a quorum was declared present.
The first matter to be acted upon by the shareholders is the election of directors to serve until the 29th annual meeting — or their retirement date.

Director Name	For	Withhold

Orin N. Bennett	9,645,312	73,088
David Bonuccelli	9,645,307	73,093
Gary Burks	9,645,312	73,088
Russell L. Duclos	8,533,688	1,184,712
Joseph Gibson	9,638,637	79,763
Kenneth R. Gifford, Jr.	9,645,307	73,093
Jon Halfhide	9,426,687	291,713
Patrick J. Moty	9,645,312	73,088
David H. Scott	9,643,032	75,368

Lyle L. Tullis	9,645,012	73,388

Proposal No. 2: The Board of Directors recommends a vote FOR the ratification of the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for 2010.
99.5% of the votes cast voted FOR ratification of the selection of Moss Adams, LLP as the Company’s independent auditors for 2010.

For	Against	Abstain

11,188,294	56,584	44,006

Proposal No.3: The Board of Directors recommends a vote FOR the amendment and restatement of the Bank of Commerce 2008 Incentive Stock Plan to allow for restricted stock.
74.2% of the votes cast voted FOR the amendment and restatement of the Bank of Commerce 2008 Incentive Stock Plan.

For	Against	Abstain

8,298,020	1,327,613	112,767

Proposal No. 4: The Board of Directors recommends a vote FOR the amendment and restatement of the Company Articles of Incorporation to remove cumulative voting rights. This proposal requires a 66 2/3% vote to pass.
49.8% of the votes cast voted FOR the amendment and restatement of the Company Articles of Incorporation.
The existing Company Articles of Incorporation will stand.

For	Against	Abstain

7,916,654	1,686,284	115,462

Proposal No. 5: The Board of Directors recommends a vote FOR the adoption of the non-binding advisory resolution approving the compensation of the named executive officers.

96.9% of the votes cast voted FOR adoption of non-binding advisory resolution approving executive compensation (“Say on Pay”).

For	Against	Abstain

10,798,383	346,030	144,471

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2010	By:	/s/ Samuel D. Jimenez
Samuel D. Jimenez
Senior Vice President and Chief Financial Officer

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